EXHIBIT (a)(1)(ii)

LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
PURSUANT TO THE
OFFER TO PURCHASE FOR CASH DATED July 5, 2006
BY
PRE-PAID LEGAL SERVICES, INC.
OF
UP TO 1,000,000 SHARES OF ITS COMMON STOCK
AT A FIXED PURCHASE PRICE OF $35.00 PER SHARE
THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON August 2, 2006, UNLESS THE TENDER OFFER IS EXTENDED.

The Depositary for the Tender Offer is:
UMB BANK n.a.
By Mail: Pre-Paid Legal c/o UMB Bank P. O. Box 859208 Braintree, MA 02185-9208	By Facsimile Transmission: For Eligible Institutions Only: (781) 380-3388 For Confirmation Only: Telephone: (781) 843-1833 ext 200	By Hand: UMB Bank Securities Transfer Division 928 Grand Blvd. Kansas City, MO 64106	By Overnight Courier: Pre-Paid Legal c/o UMB Bank 161 Bay Street Drive Braintree, MA 02184
THE OFFER TO PURCHASE AND THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO PRE-PAID LEGAL SERVICES, INC. OR GEORGESON SHAREHOLDER COMMUNICATIONS, INC., THE INFORMATION AGENT, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.
DESCRIPTION OF SHARES TENDERED
SHARES TENDERED
NAMES AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S) TENDERED)	SHARE CERTIFICATE NUMBERS*	TOTAL NUMBER OF SHARES REPRESENTED BY SHARE CERTIFICATE(S)*	NUMBER OF SHARES TENDERED**

Total Shares Tendered:

Indicate in the space below the order (by certificate number) in which shares are to be purchased in event of proration*** (attach additional signed list if necessary): See Instruction 10.

1st: ________ 2nd: _________ 3rd: _________ 4th: ________ 5th: _________
☐ Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. A bond will be required to be posted by the stockholder to secure against the risk that the certificates may be subsequently recirculated. Please call the Depositary at (800) 884-4225 to obtain an affidavit of loss and for further instructions as to the determination of the requirement for posting of a bond. See Instruction 16.

* Does not need to be completed by stockholders delivering shares by book-entry transfer.

** If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 10.

This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary (as defined in the Offer to Purchase), or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, referred to as the “book-entry transfer facility,” pursuant to Section 3 of the Offer to Purchase.

Stockholders who desire to tender shares under the tender offer and who cannot deliver the certificates for their shares or who are unable to comply with the procedures for book-entry transfer before the “expiration date” (as defined in Section 1 of the Offer to Purchase), and who cannot deliver all other documents required by this Letter of Transmittal to the Depositary before the expiration date, may tender their shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

If you want to retain your shares, you do not need to take any action.

IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL. LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE HOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

BOOK-ENTRY TRANSFER
(SEE INSTRUCTION 2)

☐ CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution(s):____________________________________________

Account Number:__________________________________________________________

Transaction Code Number:___________________________________________________

PRIOR GUARANTEED DELIVERY
(SEE INSTRUCTION 2)

☐ CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________

Window Ticket Number (if any): ________________________________________

Date of Execution of Notice of Guaranteed Delivery: _________________________

Name of Institution which Guaranteed Delivery: ____________________________

Account Number (if delivered by Book-Entry Transfer): ______________________

Transaction Code Number: ____________________________________________

☐ CHECK HERE IF TENDER IS BEING MADE IN RESPECT OF LOST, MUTILATED OR DESTROYED CERTIFICATES. (SEE INSTRUCTION 16)

ODD LOTS
(SEE INSTRUCTION 9)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record an aggregate of fewer than 100 shares.

The undersigned either (CHECK ONE BOX):

☐ is the beneficial or record owner of an aggregate of fewer than 100 shares and is tendering all of those shares; or

☐ is a broker, dealer, commercial bank, trust company or other nominee that:

(a) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record owner; and

(b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of such shares.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 8
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To UMB Bank, n.a.:

The undersigned hereby tenders to Pre-Paid Legal Services, Inc., an Oklahoma corporation (“PPLS”), the above-described shares of PPLS common stock, par value $0.01 per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in PPLS’s Offer to Purchase, dated July 5, 2006, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, PPLS all right, title and interest in and to all shares tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the tender offer to or upon the order of PPLS and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares (with the full knowledge that the Depositary also acts as the agent of PPLS), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) deliver certificates representing such shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together, in either such case, with all accompanying evidences of transfer and authenticity, to or upon the order of PPLS, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such shares;

(b) present certificates for such shares for cancellation and transfer on PPLS’s books; and

(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

The undersigned hereby covenants, represents and warrants to PPLS that:

(a)
the undersigned understands that tendering shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the tender offer, including the undersigned’s representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b)
when and to the extent PPLS accepts the shares for purchase, PPLS will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c)
on request, the undersigned will execute and deliver any additional documents the Depositary or PPLS deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

(d)	the undersigned agrees to all of the terms of the tender offer.

The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

The undersigned understands that all shares properly tendered and not properly withdrawn will be purchased at the purchase price, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offer, including its odd lot, proration and conditional tender provisions, and that PPLS will return all other shares, including shares not purchased because of proration or conditional tenders, promptly following the expiration date.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, PPLS may terminate or amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares delivered herewith but not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that PPLS has no obligation, under the “Special Payment Instructions,” to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if PPLS purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands that acceptance of shares by PPLS for payment will constitute a binding agreement between the undersigned and PPLS upon the terms and subject to the conditions of the tender offer. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

The check for the aggregate net purchase price for such of the tendered shares as are purchased by PPLS will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the “Special Payment Instructions” or the “Special Delivery Instructions” boxes below.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

CONDITIONAL TENDER (SEE INSTRUCTION 6)

A stockholder may tender shares subject to the condition that a specified minimum number of the stockholder’s shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless the minimum number of shares indicated below is purchased by PPLS in the tender offer, none of the shares tendered by such stockholder will be purchased. It is the responsibility of the stockholder to calculate the minimum number of shares that must be purchased if any are purchased, and PPLS urges stockholders to consult their own tax advisor before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.

[ ] Minimum number of shares that must be purchased, if any are purchased: ________ shares.

If, because of proration, the minimum number of shares designated will not be purchased, PPLS may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked the box below.

[ ] The tendered shares represent all shares held by the undersigned.

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 7, 8 AND 11)
To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated above.

Issue ☐ check:

☐ share certificate(s) to:

Name(s):    _________________________________________________________

       _________________________________________________________      (PLEASE PRINT)

Address:   _________________________________________________________

                    (INCLUDE ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

(ACCOUNT NUMBER)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 4, 7 AND 11)

To be completed ONLY if certificates for shares not tendered, and/or any check for the purchase price are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Send ☐ check:

☐ share certificate(s) to:

Name:    _________________________________________

      _________________________________________     (PLEASE PRINT)

Address:    __________________________________________________________

IMPORTANT
STOCKHOLDER(S) SIGN HERE (SEE INSTRUCTIONS 1 AND 7)
(PLEASE ALSO COMPLETE AND RETURN SUBSTITUTE FORM W-9 CONTAINED HEREIN)

X   ______________________________________

X   ______________________________________

        SIGNATURE(S) OF HOLDER(S)

Dated:   ___________________________

(Must be signed by the registered holder(s) exactly as the name(s) of such holder(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 7.)

Name(s):    ____________________________________

            ____________________________________   (PLEASE PRINT)

Capacity (full title):    ____________________________

Address:    ________________________________________________________

            (INCLUDE ZIP CODE)

(DAYTIME AREA CODE AND TELEPHONE NO.)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
(SEE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED -- SEE INSTRUCTIONS 1 AND 7)

Authorized Signature

Name(s):    _____________________________

           _____________________________

Title:   ________________________________

Name of Firm:    _________________________

Address:    ________________________________________________

                (INCLUDE ZIP CODE)

(DAYTIME AREA CODE AND TELEPHONE NO.)

Dated: _______________________

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE TENDER OFFER

1.    Guarantee of Signatures. No signature guarantee is required if either:
(a)
this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or

(b)
such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity, referred to as an “Eligible Institution.”

In all other cases, signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Stockholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on these documents may also need to be guaranteed. See Instruction 7.

2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary’s account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an Agent’s Message (defined below), and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary before the expiration date. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH SUCH BOOK-ENTRY TRANSFER FACILITY’S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

The term “Agent’s Message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal, and that PPLS may enforce such agreement against such participant.

Stockholders whose certificates are not immediately available or who cannot deliver certificates for their shares and all other required documents to the Depositary before the expiration date, or whose shares cannot be delivered before the expiration date under the procedures for book-entry transfer, may tender their shares by or through any eligible guarantor institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Under such procedure, the certificates for all physically tendered shares or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent’s Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

The Notice of Guaranteed Delivery may be delivered by hand, facsimile transmission or mail to the Depositary and must include, if necessary, a guarantee by an eligible guarantor institution in the form set forth in such notice. For shares to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery before the expiration date.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

PPLS will not accept any alternative or contingent tenders, nor will it purchase any fractional shares except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3.    Inadequate Space. If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate number and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.    Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate(s) are to be tendered, fill in the number of shares which are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above. In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificate(s) will be issued and sent to the registered holder(s) thereof, unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5.    Reserved.

6.    Conditional Tenders. As described in Section 3 and Section 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered shares being purchased. If PPLS is to purchase less than all of the shares tendered before the expiration date and not properly withdrawn, the Depositary will perform a preliminary proration, and any shares tendered pursuant to a conditional tender for which the condition was not satisfied will automatically be regarded as withdrawn, subject to reinstatement if such conditionally tendered shares are subsequently selected by random lot for purchase subject to Sections 3 and 6 of the Offer to Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY RANDOM LOT ONLY FROM STOCKHOLDERS WHO TENDER ALL OF THEIR SHARES. If conditional tenders would otherwise be so regarded as withdrawn and would cause the total number of shares to be purchased to fall below 1,000,000 then, to the extent feasible, PPLS will select enough of such conditional tenders that would otherwise have been so withdrawn to permit PPLS to purchase 1,000,000 shares. In selecting among such conditional tenders, PPLS will select by random lot and will limit its purchases in each case to the designated minimum number of shares to be purchased. All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed. The conditional tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the tender offer will be treated as a sale of the shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder’s responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult with his or her own tax advisor. See Section 14 of the Offer to Purchase.

Any tendering stockholder wishing to make a conditional tender must calculate and appropriately indicate such minimum number of shares. Odd lot shares, which will not be subject to proration, cannot be conditionally tendered.

7.     Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a)
If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)	If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c)
If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

(d)
When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)
If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to PPLS of their authority so to act.

8.
Stock Transfer Taxes. Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. PPLS will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. However, if:

(a)	payment of the purchase price is to be made to any person other than the registered holder(s); or

(b)	certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal; or

(c)
shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s), then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

9.
Odd Lots. As described in Section 1 of the Offer to Purchase, if PPLS is to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, the shares purchased first will consist of all shares tendered by any stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of such holder’s shares. This preference will not be available unless all of such holder’s shares are tendered. This preference will not be available unless the box captioned “Odd Lots” is completed.

10.
Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 14 of the Offer to Purchase.

11.
Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if such certificates and/or check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box captioned “Special Payment Instructions” and/or the box captioned “Special Delivery Instructions” on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 7.

12.
Irregularities. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by PPLS in its sole discretion, which determinations shall be final and binding on all parties. PPLS reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of PPLS, be unlawful. PPLS also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares or any particular stockholder, and PPLS’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. In the event a condition is waived with respect to any particular stockholder, the same condition will be waived with respect to all stockholders. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as PPLS shall determine. None of PPLS, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

13.
Questions and Requests for Assistance and Additional Copies. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the tender offer.

14.
Tax Identification Number and Backup Withholding. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a stockholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service (“IRS”) unless the stockholder or other payee provides its taxpayer identification number (“TIN”) (employer identification number or social security number) to the Depositary (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. If the Depositary is not provided with the correct TIN, the tendering stockholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN prior to payment, the Depositary will withhold 28% on all such payments. If withholding results in an overpayment of taxes, a refund may be obtained. Certain “exempt recipients” (including, among others, certain Non-United States Holders (as defined below) and some corporations) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that stockholder’s exempt status. Such statement can be obtained from the Depositary.

15.
Withholding on Non-United States Holders. Even if a Non-United States Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or such holder’s agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder’s conduct of a trade or business within the United States. For this purpose, a “Non-United States Holder” is any stockholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any State or division thereof (including the District of Columbia), (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all of the substantial decisions of the trust, or certain trusts considered U.S. persons for federal income tax purposes. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the tender offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder’s status as a Non-United States Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets those tests described in Section 14 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

16.	Lost, Stolen, Destroyed or Mutilated Certificates. If you are unable to locate the Certificate(s) representing your shares, you must include with this Letter of Transmittal:

(a)	a completed Affidavit of Loss included on page 23; and

(b)	a check payable to UMB Bank, n.a. in the amount of $0.70 for each share of Pre-Paid Legal Services, Inc. Common Stock lost (this is a fee per share, not per certificate).

17.
The PPLS Employee Stock Ownership and Thrift Plan. Participants in the PPLS Employee Stock Ownership Plan and Trust may not use this Letter of Transmittal to direct the tender of shares held in their account under the plan. Participants are urged to carefully read the “Letter to Participants in the PPLS Employee Stock Ownership Plan and Trust” sent to them.

18.
The PPLS Associate Investment Club. Participants in the PPLS Associate Investment Club may not use this Letter of Transmittal to direct the tender of shares held in their account in the club. Participants are urged to carefully read the “Letter to Participants in the PPLS Associate Investment Club” sent to them.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under the Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

Certain stockholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, such stockholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such stockholder’s exempt status. The appropriate Form W-8 can be obtained from the Depositary. Exempt stockholders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Deputy. See the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the tender offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (b) that (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I and the Depositary is not provided with a TIN by the time for payment, the Depositary will withhold 28% of all payments of the purchase price to such stockholder.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

PAYOR’S NAME: UMB BANK n.a.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service PAYOR’S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (“TIN”)
PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT
THE RIGHT AND CERTIFY BY SIGNING AND DATING
BELOW:

Name:_____________________________________________

Address:___________________________________________

City, State, Zip Code:__________________________________

Social Security Number OR Employer Identification Number: ______________

PART 2 - CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct TIN(or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest on dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).
For Payees exempt from back-up withholding, check the Exempt box below: ☐ Exempt

CERTIFICATION INSTRUCTIONS-- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed guidelines.) The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

	Signature:__________________________________________	Date:__________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part I of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a correct taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ____________________________ Date: ___________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper identification number to give the Payer.

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

Purpose of Form

A person who is required to file an information return with IRS must obtain your correct taxpayer identification number (TIN) to report income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.	Certify the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify you are not subject to backup withholding, or

3.
Claim exemption from backup withholding if you are a U.S. exempt payee. Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

1.	The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.	The treaty article addressing the income.

3.	The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.	The type and amount of income that qualifies for the exemption from tax.

5.	Sufficient facts to justify the exemption from tax under the terms of the treaty article.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is Backup Withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if:

1.	You do not furnish your TIN to the requester, or

2.	You do not certify your TIN when required (see the Part II instructions below for details), or

3.	The IRS tells the requester that you furnished an incorrect TIN, or

4.	The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.
You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below.

Penalties

Failure to Furnish your TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

Exempt From Backup Withholding

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

2.	The United States or any of its agencies or instrumentalities;

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

5.	An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

6.	A corporation;

7.	A foreign central bank of issue;

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

9.	A futures commission merchant registered with the Commodity Futures Trading Commission;

10.	A real estate investment trust;

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940;

12.	A common trust fund operated by a bank under section 584(a);

13.	A financial institution;

14.	A middleman known in the investment community as a nominee or custodian; or

15.	A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for:	THEN the payment is exempt for:

Interest and dividend	All exempt payments recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt recipients 1 through 7 (2)

1.	See Form 1099-MISC. Miscellaneous Income, and its instructions.

2.
However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments; attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How To Obtain a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

How To Obtain a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. For a joint account, only the person whose TIN is shown in Part I should sign. Exempt recipients, see Exempt From Backup Withholding above.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4. a. The usual revocable saving trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee (1) The actual owner (3)
5. Sole proprietorship or single-owner LLC	The owner (3)
For this type of account:	Give the name and EIN of:
6. Sole proprietorship or single owner LLC	The owner (3)
7. A valid trust, estate, or pension trust	Legal entity (4)
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s SSN.

3.	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).

4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

AFFIDAVIT OF LOSS
(To be completed pursuant to Instruction 16)

Total number of missing, lost, or destroyed certificates for shares of Pre-Paid Legal Common Stock:__________

The certificate(s) previously representing the above number of shares of Pre-Paid Legal Common Stock have been lost, mislaid or destroyed. I/we request that Federal Insurance Company assume liability under the Blanket Lost Instrument Bond #8118-84-74 in favor of UMB Bank, n.a., and, in consideration of the assumption of liability, I/we agree to indemnify and hold harmless Federal Insurance Company, Pre-Paid Legal Services, Inc. and UMB Bank, n.a., and their respective affiliates collectively, from all loss and cost incurred by them as a result of Federal Insurance Company’s assumption of liability.

The above securities were not endorsed. I/we represent that the securities have not been pledged, assigned, sold or otherwise disposed of.

In the event I/we find or recover the original certificates, I/we will immediately return the certificates to UMB Bank, n.a., P.O. Box 419064, Kansas City, Missouri 64141-6064 for cancellation.

Signed, notarized and dated __________ 2006 (If certificates are registered in more than one name, all registered owners must sign.)

__________________    __________________
Registered Owner’s        Registered Owner’s
Signature            Signature

__________________    __________________

__________________    __________________
Address            Address

__________________    __________________
Tax ID or Social        Tax ID or Social
Security Number        Security Number

__________________    __________________
Home Telephone        Home Telephone

__________________    __________________
Work Telephone        Work Telephone
_______________________________________ Notary Signature Notary sworn to this ____ day of ____________2006 My Commission expires ___________ 200__

Replacement Fee Calculation: ( ___________         ×             $0.70 )       =            ___________
   # of missing Pre-Paid    Surety Bond Premium          Total Due
shares   per share

A check for the Total Due must accompany this Letter of Transmittal

ANY PERSON WHO, KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE, CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

PLEASE NOTE THE FOLLOWING:
** If you have lost certificates valued at $100,000 or more, please call UMB Bank, n.a. at (800) 884-4225 for further instructions.
** Use of this Affidavit of Loss form must be completed by the expiration date of the offer.

Questions and requests for assistance may be directed to the Information Agent at its addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offer.

The Information Agent for the Tender Offer is:

Georgeson Shareholder Communications, Inc.

17 State Street - 10th Floor

New York, NY 10004

Banks and Brokers Call (212) 440-9800

All others call Toll-Free (866) 828-4305